EXHIBIT 10.28


                        SECURITY AGREEMENT


     THIS SECURITY AGREEMENT ("Security Agreement") is made and entered
into on   April 30, 1998, by and between OPHTHALMIC IMAGING SYSTEMS, a
California corporation ("Debtor") and PREMIER LASER SYSTEMS, INC., a California ("Secured Party").

                             AGREEMENT

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by each of the parties, the Debtor and the Secured Party hereby agree as follows:

1.   GRANT OF SECURITY.

     (a) GRANT OF SECURITY INTEREST. To secure the prompt payment in full of the Secured Obligations (as defined in Section 2), and to ensure the observance and performance or all the terms, provisions, agreements and covenants of the Secured Obligations and this Security Agreement, the Debtor hereby grants to the Secured Party a security interest (the "Security Interest") in all of the Debtor's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Debtor and whether now existing or hereafter coming into existence (the "Collateral"):

          (i) all parts, goods, raw material, components and inventory acquired by Debtor through the use of funds advanced by Secured Party on Debtor's behalf under the Note (described in Section 2);

          (ii) all proceeds and products of the foregoing, including, but not limited to, accounts, accounts receivable, general intangibles, money, deposit accounts, goods, chattel paper, documents, instruments, insurance proceeds, and any other tangible or intangible property received upon the sale or other disposition of any of the foregoing.

     (b) CONTINUED SECURITY INTEREST. At the request of the Secured Party, the Debtor shall take whatever steps are appropriate or necessary to ensure that the Security Interest shall at all times constitute a valid lien upon and perfected security interest in the Collateral, enforceable against the Debtor, securing, in accordance with the terms of this Security Agreement, the Secured Obligations, and the Collateral shall not at any time be subject to any liens that are prior to or on a parity with the Security Interest except for liens that may be held by Imperial Bank to secure ally "Senior Debt" (as defined in the Note).

     (c)  FILING; NOTIFICATION; REFILING, ETC.

          (i) The Debtor shall, at its sole cost and expense, take all action which may be requested by the Secured Party in order to defend the Security Interest, to ensure that the Security Interest will at all times comply with the provisions of Section 1(b), and to enable the Secured Party to exercise or enforce its rights hereunder, including, but not limited to, executing and delivering such financing statements, pledges, designations, mortgages, hypothecations, notices and assignments, in each case in form and substance satisfactory to the Secured Party, relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the California Commercial Code, the Uniform Commercial Code, or similar laws of any jurisdiction in which the Collateral or any part thereof is located, and of such other states as the Secured Party may from time to time request. The Debtor shall mark its books and records as may be necessary or appropriate to evidence, protect or perfect in all respects the Security Interest.

          (ii) The Debtor shall, at its sole cost and expense, from time to time upon the request of the Secured Party, (A) take whatever steps are necessary or appropriate to perfect the Security Interest with respect to any portion of the Collateral which cannot be perfected by the filing of Uniform Commercial Code financing statements, (B) upon the exercise by the Secured Party of any remedy provided herein, use its diligent best efforts to obtain all necessary consents to the transfer of any contract, license, franchise, approval or other agreement, instrument, or document which is not transferable without such consents, and (c) permit representatives of the Secured Party, upon reasonable notice, at any time during normal business hours to inspect the Collateral.

          (iii) In the event that any rerecording or refiling (or the filing of any statement of continuation or assignment of any financing statement) or any remortgage, repledge or reassignment, or any confirmatory assignment, or any other action, is required or desirable at any time to protect and preserve and maintain the Security Interest, the Debtor shall, at its sale cost and expense, cause the same to be done or taken at such time and in such manner as may be requested by the Secured Party.

     (d) DISPOSAL OF COLLATERAL. So long as any of the Secured Obligations is outstanding and unsatisfied and unless the Secured Patty shall have otherwise given its prior consent, the Debtor shall not sell, assign, transfer, license, lease or otherwise dispose of any Collateral to anyone other than the Secured Party, except for sales of inventory in the ordinary course or business.

2.   SECURED OBLIGATIONS.

     The Security Interest granted hereby shall secure the following indebtedness, obligations, debts and liabilities of the Debtor, which are herein collectively called the "Secured Obligations":

     (a) PROMISSORY NOTE. The performance of all obligations and the repayment of all indebtedness evidenced by that certain Promissory Note, of even date herewith, from Debtor in favor of Secured Party (the "Note") in
the maximum principal amount of $500,000, and   all modifications,
renewals, extensions, substitutions, replacements, and/or arrangements thereof.

     (b) FURTHER OBLIGATIONS. Any and all indebtedness, obligations, debts and liabilities of any kind of the Debtor to the Secured Party, whether now existing or hereafter arising and whether arising directly or indirectly between or among the Debtor and the Secured Party or acquired outright, conditionally or as collateral security from another by the Secured Party.

     (c) COSTS OF ENFORCEMENT AND COLLECTION. Any and all amounts advances or expended by the Secured Party for the maintenance or preservation of the Collateral or the exercise by the Secured Party of any rights or remedies granted herein or otherwise existing at law or in equity.

3.   REPRESENTATIONS AND WARRANTIES.

     The Debtor represents and warrants to the Secured Party as follows:

     (a) NATURE OF SECURITY INTEREST. This Security Agreement creates a valid and perfected security interest in the Collateral, prior to that of any other party (except Imperial Bank) securing the payment or the Secured Obligations, and all filings and other actions neceesary or desirable to perfect and protect such Security Interest have been duly taken or will be duly taken as soon as commercially practicable after the execution of this Security Agreement;

     (b) AUTHORIZATION. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Debtor of the Security Interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Debtor or (ii) for the perfection or the exercise by the Secured Party pf its rights and remedies hereunder;

     (c) POWER AND CAPACITY. The Debtor has full legal right power, capacity, and authority to make, enter into, execute and perform its obligations hereunder, and this Security Agreement constitutes a valid and binding obligation of the Debtor, enforceable against it in accordance with its terms.

     All representations and warranties of the Debtor made herein shall survive the execution and delivery of this Security Agreement .

4.   SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

     The Debtor hereby irrevocably appoints the Secured Party as the Debtor's attorney-in-fact, with full authority in the place and stead of the Debtor and in the name of the Debtor, the Secured Party or otherwise, subsequent to the occurrence and during the continuation of an Event of Default (as defined in Section 7 below) to take any action and to execute any instrument which the Secured Party may deem necessary, appropriate, or advisable to accomplish the intent and purposes of this Security Agreement, including, without limitation:

     (a) RECEIPT OF PAYMENT IN RESPECT OF THE COLLATERAL. To ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

     (b) COLLECTION. To receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or
(b) above; and

     (c) COLLECTION PROCEEDINGS. To file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral.

5.   SECURED PARTY MAY PERFORM.

     If the Debtor fails to perform any agreement or covenant contained herein, the Secured Party may itself perform, or cause performance of, such agreement or covenant, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Debtor under Section 8(b).

6.   SECURED PARTY'S DUTIES.

     The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

7.   REMEDIES.

     If the Debtor shall fail to pay or promptly perform any of the Secured Obligations when due or shall breach any representation, warranty, covenant, agreement or term under this Security Agreement (collectively, an "Event of Default"):

     (a) COLLATERAL FORECLOSURE. The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the California Commercial Code or the Uniform Commercial Code (together, the "Code") (whether or not the Code applies to the affected Collateral) and also may (i) require the Debtor to, and the Debtor hereby agrees that it will at its own expense upon request of the Secured Party, forthwith assemble all or part of the Collateral as directed by the Secured Party and make it available to the Secured Party or its agent at a place to be designated by the Secured Party and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable, and at any such public sale the Secured Party may bid for and/or purchase all or any part of the Collateral so sold. The Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and shall be deemed to meet any requirement under any applicable law (including both the California and Uniform Commercial Codes) that reasonable notification be given of the time and place of such sale or disposition. The Debtor hereby waives and releases to the fullest extent permitted by applicable law any right of equity or redemption with respect to the Collateral, whether before or after sale hereunder, and any right of marshalling the Collateral and any other security for the Secured Obligations or otherwise. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

     (b) APPLICATION OF PROCEEDS. All cash proceeds received by the Secured Party in respect (i) of any sale or other realization upon all or any part of the Collateral, or (ii) of any collection upon any policy of insurance, may, in the discretion of the Secured Party, be held by the Secured Parry as collateral for the Secured Obligations, and/or then or at any time thereafter applied (after payment of any amounts payable to the Secured Party pursuant to Section 8) in whole or in part by the Secured Party against, all or any part of the Secured Obligations in such order as the Secured Party shall elect, without resorting to and without regard to any guaranty, other security, or source of reimbursement which may at the time be available to it. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Secured Obligations and expenses of enforcement and collection shall be paid over to the Debtor or to whomsoever may be lawfully entitled to receive such surplus;

     (c) RETAKING OF COLLATERAL. The Secured Party may at any time and from time to time, with reasonable notice (in light of the circumstances) and during regular business hours, with or without judicial process or the aid or assistance of others, (i) enter upon any premises in which Collateral may be located and, without resistance or interference by the Debtor, take physical possession of any items of Collateral and maintain such possession on the Debtor's premises or move the same or any part thereof to such other places as the Secured Party shall choose without being liable to the Debtor on account of any losses, damage or depreciation that may occur as a result thereof so long as the Secured Party shall act reasonably and in good faith, (ii) dispose of all or any part of the Collateral on any premises of the Debtor, (iii) require the Debtor to assemble and make available to the Secured Party, at the Debtor's expense all or any part of the Collateral at any reasonable place and time designated by the Secured Party, or (iv) remove all or any part of the Collateral from any premises in which any part may be located for the purpose of effecting the sale or other disposition thereof; and

     (d) NATURE OF REMEDIES. All rights and remedies existing under this Security Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

8.   INDEMNITY AND EXPENSES.

     (a) INDEMNIFICATION. The Debtor agrees to indemnify the Secured Party from and against any and all claims, demands, costs, losses and liabilities, including reasonable attorneys' fees and legal costs, growing out of, arising in connection with, or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement) (collectively, "Claims"), except Claims resulting directly from the Secured Party's gross negligence or willful misconduct. The indemnification in this subsection (a) shall survive the repayment of all principal, interest, and fees payable in connection with the Secured Obligations.

     (b) EXPENSES. The Debtor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of the Secured Party's legal counsel and of any experts and agents, which the Secured Party may incur in connection with, arising from, or relating to (i) the administration or enforcement of this Security Agreement, (ii) the custody, preservation, use or operation of, or the sale of collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any or the rights of the Secured Party hereunder, or (iv) the failure by the Debtor to perform or observe any of the provisions hereof. All expenses incurred by the Scoured Party shall, until paid in full by the Debtor, constitute a part of the Secured Obligations.

9.   MISCELLANEOUS.

     (a) AMENDMENT. No amendment or waiver of any provision of this Security Agreement nor consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) NOTICE. All notices, demands and other communications provided for hereunder shall be in writing and will be deemed to have been given when personally delivered, one (2) business day after being sent by overnight mail or Federal Express, three (3) business days after being sent by United States mail, postage prepaid, or when receipt is acknowledged, if telecopied. Notices, demands and communications to the Debtor and the Secured Party will, unless another address is specified in writing, be sent to their respective addresses as set forth on the signature page hereof.

     (c) CONTINUING SECURITY INTEREST. This Security Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment, performance and satisfaction in full of the Secured Obligations and the terms and conditions of this Security Agreement, (ii) be binding upon the Debtor, its successors and assigns, and (iii) inure to the benefit of the Secured Party and its successors, transferees and assigns. The Debtor shall not assign or transfer any of their rights or obligations under this Security Agreement without the prior written consent of the Secured Party. Upon the payment in full and complete performance and satisfaction of the Secured Obligations and the terms and conditions of this Security Agreement, the Security Interest granted hereby shall terminate and all rights to the Collateral shall revert to the Debtor. Upon any such termination, the Secured party will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

     (d) GOVERNING LAW. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without giving effect to principles of conflict of laws, except to the extent that the validity or perfection of the Security Interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of California.

     (e) WAIVERS. The rights and remedies of the Secured Party under this Security Agreement shall be cumulative and not exclusive of any rights or remedies which it would otherwise have, now or hereafter existing at law or inequity or by statute or otherwise and no failure or delay by the Secured Party in exercising any right shall operate as a waiver of such right, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

     (f) SPECIFIC PERFORMANCE. The Debtor recognizes that the rights of the Secured Party hereunder are unique and, accordingly, the Secured Party shall, in addition to such other remedies as may be available to it at law or in equity have the right to enforce its rights hereunder by actions for injunctive relief and specific performance to the fullest extent permitted by law, without the necessity of posting bond or other security. This Security Agreement is not intended to limit or abridge any rights the Secured Party which may exist apart from this Security Agreement.

     (g) DEFEASANCE. This Security Agreement shall terminate upon the payment and performance of the Secured Obligations in full; provided that, if at any time any payment made in respect of the Secured Obligations shall be recovered or rescinded by or on behalf of the Debtor, or must be otherwise restored or returned, whether upon the insolvency, bankruptcy or reorganization or otherwise, the obligations of the Debtor under this Security Agreement shall continue to be effective or be reinstated, as the case may be, and shall continue as though such payment had not been made.

     (h) SEVERABILITY. Any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the errant of such prohibition or unenforceability, but all the remaining provisions of this Security Agreement shall remain valid and enforceable to the fullest extent permitted by law.

     (i) ENTIRE AGREEMENT. This Security Agreement and the Note are intended by the parties as the final expressions of the Debtor's obligations to the Secured Party in connection with the Collateral and supersede all prior understandings or agreements concerning the subject matter hereof.

     (j) COUNTERPARTS. This Security Agreement may be simultaneously executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Debtor and the Secured Party have executed or caused this Security Agreement to be executed by their duly authorized representatives as of the date first written above.

     DEBTOR:                       OPHTHALMIC IMAGING SYSTEMS,
                                   a California corporation



                                   By: ________________________________
                                        Its: Chief Executive Officer

                                   Address:

                                   221 Lathrop Way, Suite I
                                   Sacramento, CA 95815



     SECURED PARTY:                PREMIER LASER SYSTEMS, INC.
                                   a California corporation



                                   By: ______________________________
                                        Colette Cozean
                                        Chief Executive Officer

                                   Address: